Exhibit 99.2
1 Placeholder area for citations and references Unleashing the Potential of Immuno - Oncology Therapies November 9, 2022 © 2022 Xilio Therapeutics, Inc.

2 Placeholder area for citations and references Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, including, without limitation, statements regarding plans, timing and expectations related to the initiation of patient enrollment in a monotherapy expansion cohort for the Phase 1 clinical trial fo r XTX202, the initiation of patient enrollment in a Phase 2 clinical trial for XTX202 and reporting data from the Phase 1/2 clinical trial for XTX202; plans, timing and expectations related to the initiation of pati ent enrollment in the planned Phase 1 clinical trial for XTX301 and reporting data from the Phase 1 clinical trial for XTX301; plans, timing and expectations related to completing monotherapy dose - escalation for the Phas e 1 clinical trial for XTX101 and reporting data from the Phase 1 clinical trial for XTX101; plans, timing and expectations related to potential collaborations to advance XTX101; plans, timing and expectations rel ated to progressing its next research - stage program; the potential benefits of any of Xilio’s current or future product candidates in treating patients; Xilio’s ability to fund its operating expenses and capital expenditure requirements with its existing cash and cash equivalents; and Xilio’s strategy, goals and anticipated financial performance, milestones, business plans and focus. The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “pr edict,” “project,” “potential,” “continue,” “seek,” “target” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words. Any forward - lo oking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of important risks, uncertainties and other factors that may cause actual events or r esu lts to differ materially from those expressed or implied by any forward - looking statements contained in this presentation, including, without limitation, risks and uncertainties related to ongoing and plan ned research and development activities, including initiating, conducting or completing preclinical studies and clinical trials and the timing and results of such preclinical studies or clinical trials; the delay of any current or planned preclinical studies or clinical trials or the development of Xilio’s current or future product candidates; Xilio’s ability to obtain and maintain sufficient preclinical and clinical supply of current or future product candidates; Xilio’s advancement of multiple early - stage programs; there can be no assurance that interim or preliminary preclinical or clinical data or results will be predictive of future preclinical or cli nic al data or results, including, without limitation, the preliminary intra - tumoral pharmacodynamic data reported for a single patient treated with XTX202 who had an optional on - treatment tumor biopsy and was the first patient f or whom a tumor biopsy analysis was available as of the date hereof; Xilio’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a t ime ly basis, if at all; results from preclinical studies or clinical trials for Xilio’s product candidates, which may not support further development of such product candidates; actions of regulatory agencies, which may a ffe ct the initiation, timing and progress of current or future clinical trials; Xilio’s ability to obtain, maintain and enforce patent and other intellectual property protection for current or future product candidates; Xilio’s ability to obtain and maintain sufficient cash resources to fund current or future operating expenses and capital expenditure requirements; the impact of international trade policies on Xilio’s business, including U.S. and China trade policies; and Xilio’s ability to seek, establish and maintain a collaboration or partnership to develop XTX101 with a collaborator or partner. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Xilio’s filings with the U.S. Securities and Exchange Commission (SEC), including Xilio’s most recently filed annual report on Form 10 - K and quarterly report on Form 10 - Q, as well as any other filings that Xilio has made or may make with the SEC in the future. Any forward - looking statements contained in this presentation represent Xilio’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as r equired by law, Xilio explicitly disclaims any obligation to update any forward - looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data ob tai ned from third - party sources and Xilio’s own internal estimates and research. While Xilio believes these third - party studies, publications, surveys and other data to be reliable as of the date of this presentation, Xilio has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third - party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal esti mat es and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their resp ect ive owners.

3 Placeholder area for citations and references Xilio is a Clinical - Stage Company, Well - Positioned for Multiple Anticipated Milestones Across 3 Clinical Programs Through 2023 RP2D: recommended Phase 2 dose * Plan to evaluate XTX101 as a monotherapy for the treatment of advanced solid tumors and explore opportunities for strategic c ollaborations to advance XTX101. Do not plan to initiate an anti - PD - 1 combination cohort in the Phase 1 trial or initiate a Phase 2 trial without a development partner. XTX101 : Complete monotherapy dose - escalation cohort * XTX202 : Initiate enrollment in monotherapy expansion cohort (Q4 2022) XTX301 : IND cleared (November 2022) XTX101 : Report data from Phase 1 trial (Q2 2023) XTX202 : Initiate enrollment in Phase 2 (monotherapy) trial (1H 2023) XTX301 : Initiate enrollment in monotherapy dose - escalation (Q1 2023) XTX202 : Report preliminary anti - tumor activity and safety data from Phase 1/2 trial (Q3 2023) XTX301 : Report preliminary safety data from Phase 1 trial (Q4 2023) Q4 2022 1H 2023 2H 2023 • Focused pipeline prioritization • Responsible financial discipline, success - gated investment • Capital - efficient monotherapy clinical trial designs Anticipate existing cash and cash equivalents will be sufficient to fund operating expenses and capital expenditure requirements into Q2 2024

4 Placeholder area for citations and references The Promise and Pitfalls of Immuno - Oncology Therapy • Immuno - oncology (IO) therapies have transformed the treatment landscape and long - term outlook for some patients with advanced cancer - IO treatments are primarily available for “hot” tumors, while “warm” and “cold” tumors continue to make up the majority of annual cancer deaths • IO therapies engage the immune system to recognize and destroy tumor cells - Potential to be curative - Potential to address wide range of tumor types • But treatment potential for some of the most exciting IO targets has been impeded by dose - limiting systemic toxicity - Fatal multi - organ adverse events and peripheral side effects can occur with more potent IO agents - Often results in dose reductions, interruptions or discontinuations for many patients - Limits the ability to explore even more powerful targets or IO combinations that could have broad curative potential Patient Portrayal

5 Placeholder area for citations and references Xilio ( ex - il - ee - oh) believes the next revolution in IO cancer therapies will trick tumors into activating their own treatments , while simultaneously sparing healthy tissues and cells We are here to pursue that promise for patients 2016 XLO ~100 3 Founded NASDAQ Employees Clinical Stage Programs

6 Placeholder area for citations and references Pioneering Tumor - Activated Immuno - Oncology Therapies to Pursue Positive Outcomes for More Patients Mission Design and deliver tumor - activated immuno - oncology therapies that provide effective, tolerable and durable therapeutic options for patients with solid tumors Vision We envision a future where cancer is no longer a grim diagnosis because treatments exist that eliminate it at the source, and cures come without the severe systemic side effects of current - day IO therapies

7 Placeholder area for citations and references Leveraging Our Deep Expertise to Build a Transformational Immuno - Oncology Company • Intentionally built team with significant breadth and depth of biotech and big pharma experience including cytokines such as IL - 12 • Team has collectively contributed to: - >15 IND applications - >25 NDAs, sNDAs or BLAs - 15 approved therapies • Team has direct experience with pembrolizumab, dostarlimab , niraparib, docetaxel, trastuzumab, alpelisib and capmatinib René Russo, Pharm. D. Chief Executive Officer, Director Martin Huber, M.D. President and Head of R&D Uli Bialucha, Ph.D. Chief Scientific Officer Stacey Davis Chief Business Officer Chris Frankenfield Chief Legal and Administrative Officer Xilio’s Core Expertise Protease Biology Data Science Cytokines Protein Engineering Clinical Development BLA: biologics license application; IND application: investigational new drug application; NDA: new drug application; sNDA : supplemental new drug application

8 Placeholder area for citations and references Xilio’s Tumor - Activated Precision Immuno - Oncology • We are passionate about harnessing and focusing the power of the immune system to treat cancer • We have developed a novel approach designed to outsmart tumors by using the tumor’s growth activities against itself - Tumor proteases activate a switch in our molecules, which unleashes the active agent once it is inside the tumor microenvironment • Each of our molecules has a custom masking domain designed to prevent it from interacting with healthy tissues and cells - The mask is released by the tumor’s dysregulated matrix metalloproteinases (MMPs), which are present but inhibited outside of the tumor microenvironment Half - Life Extension Domain Effector Domain Masking Domain Cleavage Site

9 Placeholder area for citations and references Building a Transformative Immuno - Oncology Pipeline (1) Plan to initially evaluate XTX202 as a monotherapy and as a combination therapy for the treatment of renal cell carcinoma (R CC) and melanoma prior to potential expansion into additional cancer indications. (2) Plan to initially evaluate XTX301 as a monotherapy for the treatment of advanced solid tumors. (3) Plan to e val uate XTX101 as a monotherapy for the treatment of advanced solid tumors and explore opportunities for strategic collaborations to advance XTX101. Do not plan to initiate an anti - PD - 1 combination cohor t in the Phase 1 trial or initiate a Phase 2 trial without a partner. Program Disease Indication Mechanism of Action Discovery IND - Enabling Phase 1 Phase 2 Phase 3 Cytokine Programs XTX202 (1) Oncology IL - 2 XTX301 (2) Oncology IL - 12 Discovery Stage Oncology Tumor - Activated Cytokine Antibody Program XTX101 (3) Oncology Anti - CTLA - 4 Plan to seek partnership for further investment IND Cleared

10 Placeholder area for citations and references Xilio Designed, Tumor Activated Seeking to Develop a Transformational IO Approach

11 Placeholder area for citations and references Xilio’s Tumor - Activated Design Components – XTX202 (IL - 2) Inactive State Cleavage Site Half - Life Extension Domain Effector Domain Masking Domain Active State Half - Life Extension Domain Effector Domain MMP activation MMP: matrix metalloproteases

12 Placeholder area for citations and references Xilio’s Molecules are Activated by Dysregulated Tumor Proteases (MMPs) Xilio’s optimized substrate sequences enable efficient activation of the molecule by MMPs Xilio molecules are readily activated by human tumors ex vivo Xilio molecules demonstrated tumor - specific activation in vivo • Left panel: Time - course of XTX301 activation by recombinant human matrix metalloproteinases (MMPs) • Middle panel: Activation of XTX202 or XTX301 assessed in tumor biopsies ex vivo. • Right panel: Mice bearing MC38 syngeneic colorectal carcinoma tumors were dosed with mXTX301 (murine surrogate for XTX301), and the percen t a ctivated molecule was measured over time in tumors and plasma. Fold difference in avg % active drug in tumor vs plasma shown. In vitro recombinant MMP kinetic cleavage assay MMPs no MMP + 0 500 1000 1500 2000 2500 0 20 40 60 80 100 Time (min) Product (%) MMP1 MMP2 MMP7 MMP8 MMP9 MMP10 MMP14 (-) MMP 24 48 72 0 1 2 3 4 Timepoint (hours) Fold Active Drug in Tumor vs Plasma (Avg) Tumor - specific activation Tumor Type Activation Efficiency XTX202 (IL - 2) XTX301 (IL - 12) Colon H&N Prostate RCC Lung Melanoma Plasma Presented at Cytokine Summit 2022 and SITC 2022

13 Placeholder area for citations and references Xilio’s First Demonstration of XTX202 Activation in a Patient Tumor Patient had an optional on - treatment tumor biopsy and was the first patient for whom a tumor biopsy analysis was available as of November 7, 2022 TREG: Regulatory T cell; TIL: Tumor infiltrating lymphocyte; TIIC: Tumor infiltrating immune cell Pre-treatment On-treatment 0 5 10 15 % Stromal TILs Patient Details XTX202 treated tumor featured increased CD8+ T cells and decreased TREG post - treatment (compared to pre - treatment) XTX202 treatment resulted in minimal pharmacodynamic changes in peripheral blood • 51 year - old male with stage 4 melanoma • Previously treated with dabrafenib, trametinib, pembrolizumab, ipilimumab, nivolumab, • XTX202 dose level 2 (0.38 mg/kg, Q3W) • Fresh biopsies at pre - treatment and on - treatment cycle 2, day 20 • No evidence of vascular leak syndrome Pre-treatment On-treatment 0 20 40 60 % CD8+ (TIIC) Stromal TIL CD8 + T cells FOXP3 + TREG Pre-treatment On-treatment 0 2 4 6 % FOXP3+ (TIIC) CD8 + T cells TREGs Preliminary Evidence of Intra - tumoral Pharmacodynamic Effects Consistent with Known IL - 2 Biology Pre-treatment On-treatment 0 2 4 6 8 CD3+/CD4+/CD25+/FOXP3+ %(Lymphocytes) Pre-treatment On-treatment 0 10 20 30 40 CD3+/CD8+ %(Lymphocytes)

14 Placeholder area for citations and references Executing on Our Vision to Deliver Tumor - Activated Immuno - Oncology Therapies Created through our Unique & Efficient Design Process Xilio is positioned to demonstrate clinical platform validation in 2023 NHP: non - human primate ✓ Complete Validated activation in vitro across multiple models: • Anti - tumor activity in pre - clinical models (murine, NHPs) ✓ Complete Validated activation in ex vivo patient tumor samples: • High activation efficiency in wide variety of tumor types and stages Underway Tolerability supporting outpatient treatment in therapeutic dose range: • No signs of vascular leak syndrome at doses up to 1 mg/kg of XTX202 ✓ Complete Well established anti - tumor activity of unmasked molecules: • Predecessor molecules, literature Underway Early observation of changes consistent with XTX202 activation in tumor: • Optional on - treatment biopsy from a single patient Clinical Demonstration of Tumor - Activation Pre - Clinical Proof of Concept Human Translational Proof of Concept Clinical Demonstration of Peripheral Masking Clinically Validated Targets

15 Placeholder area for citations and references XTX202 Tumor - Activated IL - 2

16 Placeholder area for citations and references XTX202 (IL - 2) Phase 1/2 Trial Design Provides Efficient Path to Potential Monotherapy Proof - of - Concept As of November 7, 2022 : • Dosing patients at 1 mg/kg dose level, the target dose range for XTX202 • No signs of VLS or decreases in albumin (an early sign of VLS) observed • Preliminary analyses indicated evidence of IL - 2 specific biology including CD8+ effector T cells and NK cells increasing in peripheral circulation steadily over time • XTX202 treated tumor featured increased CD8+ T cells and decreased TREG compared to pre - treatment* • MTD has not yet been determined, and enrollment in monotherapy dose - escalation is ongoing. Data and trial updates reported as of November 7, 2022. DLT: dose - limiting toxicity; MTD: maximum tolerated dose; NK: natural killer; PD: pharmacodynamic; RCC: renal cell carcinoma; TK I: tyrosine kinase inhibitor; VLS: vascular leak syndrome Phase 1 / 2 Trial Design Additional Opportunities with PD - (L)1 Combination Melanoma, RCC, lung cancer Current dose level range: 1.0 mg/kg Part 2A Monotherapy Expansion RCC Cohort (n=35) Part 1A Monotherapy Dose - Escalation Escalation (n=48) Part 2B Monotherapy Expansion Melanoma Cohort (n=35) Part 2C PD - 1 Combination Dose Escalation (n=20) Part 1B PD Cohort (n=30) Monotherapy Expansion (n=100) Potential pivotal trial in RCC and/or melanoma

17 Placeholder area for citations and references Enhancement of In Vivo Activity and Evidence of Memory Response for XTX202 (IL - 2) in Combination with Anti - PD1 Anti - tumor activity of XTX202 as a single agent and in combination with anti - mPD - 1 was evaluated in hFcRn Tg32 transgenic mice bearing the murine MB49 bladder carcinoma model. The combination of XTX202 with anti - mPD - 1 further improved anti - tumor activity with TGI 92% on Day 13 (Data presented as mean ± SEM, two - way ANOVA followed by post hoc Dunnett’s test, *P < 0.05; **P < 0.005). The treatment with XTX202 alone or in combination with anti - mPD - 1 improved animal survival from 19 days to 27.5 and 38 days, respectively ( Geham - Breslow - Wilcoxon test, **P < 0.01). A mouse with complete regression of MB49 tumor after combination therapy with XTX202 and anti - mPD - 1 was resistant to tumor rechallenge with autologous MB49 tumor implanted on the op posite flank. SITC 2022 Enhanced in vivo activity with combination of XTX202 and anti - PD - 1 mAb XTX202 combination with anti - PD - 1 induced complete responses in subset of animals Complete responders rejected tumors upon rechallenge, indicating evidence of memory response 0 20 40 60 80 100 0 50 100 Days post-treatment start Probability of Survival Rechallenge ** 0 5 10 15 20 0 500 1000 1500 Days post-treatment start Tumor volume (mm³ + SEM) Naive XTX202 2mg/kg + Anti-mPD-1 0 5 10 15 20 0 500 1000 1500 Days post-treatment start Tumor volume (mm³ + SEM) Vehicle XTX202 2mg/kg Anti-mPD-1 10mg/kg XTX202 2mg/kg + Anti-mPD-1 * ** * TGI (D13) 48% TGI(D13) 69% TGI (D13) 92% Data presented at Society for Immunotherapy of Cancer (SITC) in November 2022

18 Placeholder area for citations and references Multiple Combination Opportunities Enabled by XTX202 (IL - 2) Properties: Tumor - Activated, Well - Tolerated Preclinically, Clinically - Validated Target 5. 1. Xilio data presented at SITC 2022; 2. Gola et al., Haematologica 2003; 3. Wigginton et al., J Natl Cancer Inst 1996 6. 4. Gollob et al., Journal of Clinical Oncology 2003; 5. Nielsen et al., Frontiers in Immunology, 2016; 6. Zhang et al., Sci Trans. Med. , 2021; 7. Aspuria et al., Sci. Trans. Med., 2021; 8. Moynihan et al., Nature Medicine 2016; 9. Hernandez et al., Journal of Immunology, 2020 Monoclonal antibodies (Checkpoint inhibitors 1 ; ADCC - inducing mAbs 2 ) Other pro - inflammatory cytokines 3,4,5 (IL - 12; IL - 18) Cell therapies (CAR - T 6,7 ; CAR - NK) Cancer vaccines 8,9 IL - 2 XTX202 Combination opportunities may be uniquely enabled by XTX202’s novel proprietary design

19 Placeholder area for citations and references XTX202 (IL - 2) Key Takeaways • IL - 2 has significant therapeutic potential both as monotherapy and in combination - Monotherapy tumor types include: RCC, melanoma, lung cancer - Attractive combination partners include: mAbs (e.g., anti - PD - 1), cytokines (e.g., IL - 12), cell therapies, cancer vaccines • Achieving therapeutic benefit from IL - 2 requires high dose delivery in the tumor microenvironment • XTX202 has achieved dose ranges in line with traditional high dose treatment with aldesleukin - XTX202 currently being dosed at 1 mg/kg, the target dose range for XTX202 - Preliminary analyses demonstrated evidence of IL - 2 specific biology, including CD8+ effector T cells and NK cells increasing in peripheral circulation over time for patients consistent with data observed in preclinical studies - No signs of VLS or decreases in albumin (an early sign of VLS) have been observed - Intra - tumoral PD data for a single patient provide preliminary evidence that the patient’s tumor featured increased CD8+ effector T cells and decreased TREG compared to pre - treatment* • Adaptive Phase 1/2 trial design with multiple clinical milestones anticipated throughout 2023 - Initiate patient enrollment in a monotherapy expansion cohort of Phase 1 clinical trial in Q4 2022 - Initiate patient enrollment in Phase 2 monotherapy trial in 1H 2023 - Report preliminary anti - tumor activity and safety data from Phase 1/2 trial in Q3 2023 TREG: regulatory T cells. Data and trial updates reported as of November 7, 2022. * Patient had an optional on - treatment tumor biopsy and was the first patient for whom a tumor biopsy analysis was available as of November 7, 2022.

20 Placeholder area for citations and references XTX301 Tumor - Activated IL - 12

21 Placeholder area for citations and references The Potential of IL - 12 as a Therapeutic Agent • IL - 12 has ground - breaking potential as a potent IO therapeutic agent • Poor tolerability has limited its clinical progress for decades • No currently approved IL - 12 agents INF γ : i nterferon gamma; MTD: maximum tolerated dose; NK: natural killer; TME: tumor microenvironment INF γ is a pleiotropic molecule with associated antiproliferative, pro - apoptotic and antitumor mechanisms. Th1 - type cytokines tend to produce the proinflammatory responses responsible for killing intracellular parasites and for perpetuating autoimmune responses. IL - 12 Has Highly Compelling Biology for IO Applications Exquisitely potent stimulator of NK and T cell cytotoxicity and INFγ production Demonstrated single agent objective responses in patients, but poorly tolerated (MTD <500 nanograms/kg on repeat dosing) Capable of polarizing CD4 T - cells towards Th1 phenotype, thus driving cellular immunity against infection and cancer Robust INFγ induction results in broad remodeling of the TME towards a more immune - permissive environment

22 Placeholder area for citations and references IL - 12 Can Remodel Cold Tumor Microenvironment Towards a Pro - Inflammatory (Hot) State that Favors Anti - Tumor Immunity • CD8 T and NK cells are abundant in tumor • Pro - inflammatory microenvironment • Improved prognosis and effective killing of tumor cells with immunotherapy treatment • Lack of CD8 T and NK cells within tumor • Presence of immune suppressive cells (TREGs, MDSCs) • Poor response to checkpoint inhibitors Cold Tumor Hot Tumor IL - 12 Adapted from “Cold vs Hot Tumors”, by BioRender.com (2022). Retrieved from https://app.biorender.com/biorender - templates Barraondo et al., Clin. Cancer Res., 2018; Nguyen et al., Front. Immunol., 2020

23 Placeholder area for citations and references XTX301 – Tumor - Activated IL - 12 Designed to Outsmart Tumors XTX301 custom mask designed to address unique challenges presented by the complex heterodimer structure of IL - 12 Masking Domain Half - Life Extension Domain Cleavage Site Effector Domain Inactive State Active State MMP activation

24 Placeholder area for citations and references mXTX301 (Murine Surrogate) Demonstrated Dose - Dependent Anti - Tumor Activity Without Body Weight Loss In Vivo Tumor Growth Body Weight TGI: tumor growth inhibition. MC38 model: s.c. 0.5x10 6 cells; single IV dose of mXTX301 and mXTX302 on Day 0. Tumor growth data shown as mean ± SEM .. Tumor volume data was assessed by a two - way ANOVA followed by Bonferroni post hoc test on Day 11 compared to vehicle treated animals. ****p<0.0001 for all mXTX301 treatment groups. Body weight data are shown as mean ± SEM. A two - way ANOVA followed by Bonferroni post hoc test compared to vehicle treated animals was performed **p<0.005, ****p<0.0001. 0 5 10 15 0 500 1000 1500 2000 Days Post Dose Tumor volume, mm 3 (mean + SEM) Vehicle mXTX301 0.039 mg/kg mXTX301 0.13 mg/kg mXTX301 0.39 mg/kg Unmasked control 0.03 mg/kg **** **** TGI (D11) 60% TGI (D11) 91% TGI (D11) 92% **** High - dose mMTX301 demonstrated anti - tumor activity… • mXTX301 demonstrated dose - dependent anti - tumor activity in MC38 murine model at all tested doses • Dosing with mXTX301 at 0.13 and 0.39 mg/kg resulted in complete tumor regression in individual mice • mXTX301 was well - tolerated in MC38 murine model with no significant body weight loss at all tested doses • Unmasked control (mXTX302) not tolerated at 0.03 mg/kg dose; 75% (9/12) mice were euthanized by Day 11 due to body weight loss 0 5 10 15 -30 -20 -10 0 10 20 30 Days Post Dose Body weight, % change ** **** **** …without causing body weight loss Data presented at New York Academy of Sciences’ Frontiers in Cancer Immunotherapy in May 2022

25 Placeholder area for citations and references mXTX301 (Murine Surrogate) was Preferentially Activated in Tumors vs. Plasma In Vivo mXTX301 demonstrated tumor - specific activation in vivo mXTX301 treatment resulted in cleavage - dependent enhancement in activity vs. non - activatable control Left panel: Mice bearing MC38 syngeneic colorectal carcinoma tumors were dosed with mXTX301 (murine surrogate for XTX301) and th e percent activated drug was measured over time in tumors and plasma. Right panel: Mice bearing MC38 syngeneic colorectal carcinoma tumors were dosed once with mXTX301 or a non - activatable control a nd tumor growth was monitored over time. 0 5 10 15 0 500 1000 1500 2000 2500 3000 Days post-treatment start Tumor volume (mm³ + SEM) 0.039 mg/kg Vehicle 0.039 mg/kg Non - Activatable Control mXTX301 24 48 72 0 1 2 3 4 Timepoint (hours) Fold Active Drug in Tumor vs Plasma (Avg) Tumor - specific activation

26 Placeholder area for citations and references mXTX301 Induced Memory Responses in Murine Model Enabling Tumor Rejection Upon Rechallenge of Complete Responders mXTX301 treatment resulted in complete regressions in 9 out of 12 mice Majority of mXTX301 complete responders rejected tumors upon rechallenge 0 5 10 15 20 25 16 32 64 128 256 512 1024 2048 4096 Days post-treatment start Tumor volume (mm3) mXTX301 Vehicle 0 10 20 30 0 50 100 Time (days) Probability of Survival Age matched controls (n=10) Previously mXTX301 treated (n=9) 9 out of 12 complete regressions with single dose mXTX301 Fresh tumor cells implanted into control animals or complete responders Evidence of memory response Left panel: Mice bearing MC38 syngeneic colorectal carcinoma tumors were dosed with mXTX301 (murine surrogate for XTX301) or vehicle, and tu mor growth was followed over time Right panel: Mice having shown complete responses to mXTX301 were rechallenged with MC38 tumor cells on day 34 post initial treatment, whi le treatment - naïve, age - matched control animals were concurrently implanted with the same amount of MC38 tumor cells. Survival data are plotted over time; study was terminat ed once all animals on the control arm reached tumor size limits

27 Placeholder area for citations and references XTX301 (IL - 12) Preclinical Data Support Potential for Broad Therapeutic Index • XTX301 was tolerated at doses up to 2.0 mg/kg Q1W x4 in NHP (HNSTD) • mXTX301 induced tumor regressions in murine model following a single dose of 0.13 mg/kg HNSTD: highest non - severely toxic dose; NHP: non - human primates; Q1W: once every week Compound In vivo model Dose (mg/kg) AUC 0 - 168 (hr* μ g/mL) Estimated Therapeutic Index ( AUC Safety / AUC Activity ) mXTX301 Anti - tumor activity (murine) 0.13 37.8 66 XTX301 Safety (NHP) 2.0 2510 0 24 48 72 96 120 144 168 1 10 100 1000 10000 Timepoint (hours) Drug Exposure AUC 0-168h (hr* μ g/ml) Tolerable exposure in NHP (HNSTD) E xposure range for anti - tumor activity Tumor regressions Tumor growth inhibition Therapeutic index

28 Placeholder area for citations and references XTX301 (IL - 12) Trial Designed to Enable Multiple Monotherapy and Combination Opportunities for Expansion in Both Hot and Cold Solid Tumors As of November 7, 2022 : • IND cleared in November 2022 • Anticipate initiating enrollment in monotherapy dose - escalation in planned Phase 1 trial in Q1 2023 • Initial dose level planned at 5 μ g/kg • Anticipate reporting preliminary safety data from Phase 1 trial by end of 2023 CRC: colorectal cancer: NSCLC: non - small cell lung cancer; TNBC: triple negative breast cancer ug: micrograms Planned Phase 1 / 2 Trial Design XTX301 Monotherapy Dose - Escalatio n (n=40) Advanced solid tumors XTX301 Monotherapy PD Cohort (n=20 - 30) “Hot Tumors” XTX301 Monotherapy PD Cohort (n=20) “Cold Tumors” backfill cohort XTX301 Combination with PD(L) - 1 Dose - Escalation (n=12) Advanced solid tumors Phase 2 XTX301 Monotherapy Head and neck cell cancer (n~40) NSCLC (N~40) Phase 2 XTX301+PD(L) - 1 (n=40) in MSS CRC or pancreatic cancer Potential to consider XTX202+XTX301 Multiple Opportunities with Monotherapy and Combination Strategies NSCLC, head & neck, melanoma, TNBC, MSI high CRC, Prostate, Ovarian, Pancreas, Colorectal MSS Initial dose level planned at 5μg/kg

29 Placeholder area for citations and references XTX301 (IL - 12) Key Takeaways • IL - 12 has significant therapeutic potential across both “hot” and “cold” tumor types - “Hot” tumors include: lung, bladder, head & neck, kidney, liver, melanoma, MSI high CRC - “Cold” tumors include: prostate, ovarian, breast, pancreatic, brain, MSS CRC • No approved IL - 12 agents to date due to fatal dose limiting toxicities • Believe XTX301 is first systemically - delivered, tumor - activated IL - 12 cleared for clinical development - XTX301 tumor - activation designed to overcome dose limiting toxicities of existing IL - 12 agents - IND accepted in November 2022; anticipate initiating Phase 1 trial in advanced solid tumors in Q1 2023 - Preclinical data show anti - tumor activity in both “hot” and “cold” tumor models, often with a single dose • Adaptive design for planned Phase 1/2 trial with preliminary safety data anticipated by end of 2023 - Patients will receive treatment with XTX301 in the outpatient setting - Initial dose level planned at 5μg/kg (10x MTD for recombinant human IL - 12 of 0.5 μg /kg IV) - Trial design incorporates both “hot” and “cold” tumor cohorts

30 Placeholder area for citations and references XTX101 Tumor - Activated aCTLA - 4

31 Placeholder area for citations and references XTX101 (aCTLA4) Phase 1 Trial As of November 7, 2022 : • Announced encouraging preliminary Part 1A data in August 2022 • Preliminary PK analyses demonstrated dose - proportional drug exposure, with limited active (unmasked) XTX101 in peripheral circulation consistent with PK data observed in preclinical studies • Anticipate completing Part 1A by end of 2022 • Enrollment in Part 1B ongoing • Seeking partnership prior to advancing Part 1C / Phase 2 PK: pharmacokinetic; Q6W: once every six weeks Clinical trial collaboration and supply agreement established with Merck in May 2021 to evaluate XTX101 in combination with K EYT RUDA® (pembrolizumab) Phase 1 Trial Design Part 1B Monotherapy Expansion PD Cohort (n=30) Part 1C PD - 1 Combination with Pembrolizumab Dose Escalation (n=20) Part 1A Monotherapy Dose - Escalation Escalation (n=42) Additional Opportunities with PD - (L)1 Combination Melanoma, renal cell carcinoma, MSS colorectal cancer Current dose level: 150 mg (Q6W)

32 Placeholder area for citations and references XTX101 Anti - CTLA - 4 Key Takeaways • Next generation anti - CTLA - 4 molecules seek to improve upon the efficacy and tolerability of existing molecules, such as ipilimumab • XTX101 is an FC - enhanced, tumor - activated, anti - CTLA - 4 currently being studied in a Phase 1 clinical trial for advanced solid tumors • Phase 1 monotherapy dose escalation patients currently receiving XTX101 at 150 mg (Q6W) - Anticipate completing monotherapy dose escalation by end of 2022 - Enrollment in monotherapy dose expansion (Part 1b) is ongoing - Plan to report preliminary data from Phase 1 trial in Q2 2023 • Preliminary PK analyses demonstrated dose - proportional drug exposure, with limited active (unmasked) XTX101 in peripheral circulation consistent with PK data observed in preclinical studies • Plan to continue to explore opportunities for strategic collaborations to advance XTX101 ˗ Seeking partnership prior to initiating Part 1C cohort (anti - PD - 1 combination) or Phase 2 trial

33 Placeholder area for citations and references Looking Ahead Xilio’s Tumor - Activated Platform Opportunities are Broad

34 Placeholder area for citations and references Looking Ahead: Potential to Deliver Highly Potent, Locally - Activated Immunotherapies Beyond Cancer Masked Cytokines Masked Antibodies Pro - and Anti - Inflammatory Processes Proteases in Diseases of Immune Dysregulation Actively pursuing the next generation of tumor - activated platform capabilities IL - 2 IL - 12 IL - 15 IL - 17 IL - 23 IL - 22 GM - CSF IL - 18 TNF - a IL - 1 IL - 7 IL - 6 INF - y IL - 2 IL - 4 IL - 5 IL - 9 IL - 10 IL - 13 IL - 25 IL - 27 IL - 35 TGF - B LIF

35 Placeholder area for citations and references Third Quarter 2022 Financial Results Balance Sheet September 30, 2022* December 31, 2021 Cash and Cash Equivalents $139.1M $198.1M Statement of Operations Three Months Ended September 30, 2022* 2021* Research & Development Expenses $13.0M $10.5M General & Administrative Expenses $7.2M $5.5M Net Loss $(19.8M) $(16.3M) * Unaudited Anticipate existing cash and cash equivalents will be sufficient to fund operating expenses and capital expenditure requirements into Q2 2024

36 Placeholder area for citations and references Xilio is Poised for a Dynamic 2023 and Multiple Anticipated Milestones RP2D: recommended Phase 2 dose * Plan to evaluate XTX101 as a monotherapy for the treatment of advanced solid tumors and explore opportunities for strategic c ollaborations to advance XTX101. Do not plan to initiate an anti - PD - 1 combination cohort in the Phase 1 trial or initiate a Phase 2 trial without a development partner. XTX101 : Complete monotherapy dose - escalation cohort * XTX202 : Initiate enrollment in monotherapy expansion cohort (Q4 2022) XTX301 : IND cleared (November 2022) XTX101 : Report data from Phase 1 trial (Q2 2023) XTX202 : Initiate enrollment in Phase 2 (monotherapy) trial (1H 2023) XTX301 : Initiate enrollment in monotherapy dose - escalation (Q1 2023) XTX202 : Report preliminary anti - tumor activity and safety data from Phase 1/2 trial (Q3 2023) XTX301 : Report preliminary safety data from Phase 1 trial (Q4 2023) Q4 2022 1H 2023 2H 2023 • Focused pipeline prioritization • Responsible financial discipline, success - gated investment • Capital - efficient monotherapy clinical trial designs Anticipate existing cash and cash equivalents will be sufficient to fund operating expenses and capital expenditure requirements into Q2 2024

37 Placeholder area for citations and references Xilio is working to deliver highly potent, localized immunotherapies in cancer and beyond Xilio Therapeutics is a Differentiated IO Company with a Proprietary Tumor - Activated Platform and the Team to Deliver Patient Portrayal